UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 16, 2009

LENNOX INTERNATIONAL INC.
 (Exact name of registrant as specified in its charter)

Delaware	001-15149	42-0991521
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2140 Lake Park Blvd. Richardson, Texas	75080
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (972) 497-5000

(972) 497-5000
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure

Lennox International Inc. has changed the record date of its 2009 Annual Meeting of Stockholders from March 18, 2009 to March 27, 2009. As previously announced, the 2009 Annual Meeting of Stockholders will be held on May 21, 2009, at 1:00 p.m., Central Standard time at the University of Texas at Dallas School of Management, at the southeast corner of Drive A and University Parkway in Richardson, Texas.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LENNOX INTERNATIONAL INC.

Date: January 16, 2009	By:	/s/ Kenneth C. Fernandez

Name: Kenneth C. Fernandez
Title: Associate General Counsel

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